EXHIBIT 99.1

THE PHOENIX COMPANIES, INC.

Unaudited Pro Forma Financial Information

The following unaudited consolidated pro forma financial information is based on and should be read in conjunction with The Phoenix Companies, Inc. (the “Company”) historical consolidated financial statements and related notes appearing in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 as adjusted for an accounting change described in a Current Report on Form 8-K dated January 6, 2009 and the unaudited consolidated financial statements filed in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2008.

The following unaudited consolidated pro forma financial information is presented because Virtus Investment Partners, Inc. (“Virtus”) has not been previously presented as a discontinued operation in the Company’s financial statements included with prior filings. As a result, the historical results have been adjusted on a pro forma basis to give effect to the spin-off of Virtus, as adjusted for the retained operations of Goodwin Capital Advisors, Inc. (“Goodwin”), by presenting those results as discontinued operations.

The unaudited pro forma consolidated financial information is presented for illustrative and informational purposes only and is not intended to represent or be indicative of the financial condition or results of operations which would actually have been recorded if the Virtus spin-off had occurred during the periods presented. In addition, the unaudited pro forma consolidated financial information is not intended to represent the Company’s financial position or results of operations for any future date or period.

THE PHOENIX COMPANIES, INC.

Unaudited Pro Forma Consolidated Statement of Income and Comprehensive Income

($ in millions, except share data)

	Nine Months Ended September 30, 2008
	Historical,	Pro Forma
	as reported	adjustments	Pro Forma
REVENUES:
Premiums	$566.7	$—	$566.7
Insurance, investment management and product fees	546.2	(84.6)	461.6
Mutual fund ancillary fees and other revenue	41.8	(41.8)	—
Net investment income	712.8	(0.6)	712.2
Net realized investment gains (losses)	(134.3)	—	(134.3)
Total revenues	1,733.2	(127.0)	1,606.2

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder dividends	999.4	—	999.4
Policyholder dividends	203.1	—	203.1
Policy acquisition cost amortization	163.6	—	163.6
Intangible asset amortization	22.4	(20.4)	2.0
Intangible asset impairment	100.5	(100.5)	—
Goodwill impairment	331.7	(331.7)	—
Interest expense on indebtedness	27.8	—	27.8
Interest expense on non-recourse collateralized obligations	10.7	—	10.7
Other operating expenses	330.9	(115.8)	215.1
Total benefits and expenses	2,190.1	(568.4)	1,621.7
Income (loss) before income taxes	(456.9)	441.4	(15.5)
Income tax (expense) benefit	109.2	(94.3)	14.9
Income (loss) from continuing operations	(347.7)	347.1	(0.6)
Income from discontinued operations, net of income taxes	—	(348.6)	(348.6)
Net income (loss)	$(347.7)	$(1.5)	$(349.2)

EARNINGS (LOSS) PER SHARE:
Earnings from continuing operations – basic	$(3.04)		$(0.01)
Earnings from continuing operations – diluted	$(3.04)		$(0.01)
Net earnings (loss) – basic	$(3.04)		$(3.05)
Net earnings – diluted	$(3.04)		$(3.05)
Basic weighted-average common shares outstanding (in thousands)	114,374		114,374
Diluted weighted-average common shares outstanding (in thousands)	114,374		114,374

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(347.7)	$(1.5)	$(349.2)
Other comprehensive loss	(393.3)	1.5	(391.8)
Comprehensive income (loss)	$(741.0)	$—	$(741.0)

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

THE PHOENIX COMPANIES, INC.

Unaudited Pro Forma Consolidated Statement of Income and Comprehensive Income

($ in millions, except share data)

	Year Ended December 31, 2007
	Historical,	Pro Forma
	as reported	Adjustments	Pro Forma
REVENUES:
Premiums	$798.3	$—	$798.3
Insurance, investment management and product fees	652.6	(137.8)	514.8
Mutual fund ancillary fees and other revenue	67.7	(67.7)	—
Investment income, net of expenses	1,060.4	(1.6)	1,058.8
Net realized investment gains (losses)	(6.8)	—	(6.8)
Total revenues	2,572.2	(207.1)	2,365.1

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder dividends	1,318.5	—	1,318.5
Policyholder dividends	380.0	—	380.0
Policy acquisition cost amortization	193.0	—	193.0
Intangible asset amortization	30.4	(27.8)	2.6
Intangible asset impairment	—	—	—
Interest expense on indebtedness	44.2	—	44.2
Interest expense on non-recourse collateralized obligations	15.4	—	15.4
Other operating expenses	439.9	(161.5)	278.4
Total benefits and expenses	2,421.4	(189.3)	2,232.1
Income from continuing operations before income taxes	150.8	(17.8)	133.0
Income tax expense	(29.7)	6.9	(22.8)
Income from continuing operations	121.1	(10.9)	110.2
Income (loss) from discontinued operations, net of income taxes	(3.5)	9.2	5.7
Net income	$117.6	$(1.7)	$115.9

EARNINGS PER SHARE:
Earnings from continuing operations – basic	$1.06		$0.97
Earnings from continuing operations – diluted	$1.04		$0.95
Net earnings – basic	$1.03		$1.02
Net earnings – diluted	$1.01		$1.00
Basic weighted-average common shares outstanding (in thousands)	114,091		114,091
Diluted weighted-average common shares outstanding (in thousands)	115,989		115,989

COMPREHENSIVE INCOME:
Net income	$117.6	$(1.7)	$115.9
Other comprehensive income (loss)	(63.5)	1.7	(61.8)
Comprehensive income (loss)	$54.1	$—	$54.1

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

THE PHOENIX COMPANIES, INC.

Unaudited Pro Forma Consolidated Statement of Income and Comprehensive Income

 ($ in millions, except share data)

	Year Ended December 31, 2006
	Historical,	Pro Forma
	as reported	adjustments	Pro Forma
REVENUES:
Premiums	$839.7	$—	$839.7
Insurance, investment management and product fees	560.2	(146.6)	413.6
Mutual fund ancillary fees and other revenue	54.8	(54.8)	—
Investment income, net of expenses	1,049.9	(1.5)	1,048.4
Net realized investment gains (losses)	76.5	—	76.5
Total revenues	2,581.1	(202.9)	2,378.2
		—
BENEFITS AND EXPENSES:		—
Policy benefits, excluding policyholder dividends	1,341.1	—	1,341.1
Policyholder dividends	399.1	—	399.1
Policy acquisition cost amortization	145.8	—	145.8
Intangible asset amortization	32.0	(29.4)	2.6
Intangible asset impairment	32.5	(32.5)	—
Interest expense on indebtedness	49.2	(2.7)	46.5
Interest expense on non-recourse collateralized obligations	18.7	—	18.7
Other operating expenses	428.4	(169.9)	258.5
Total benefits and expenses	2,446.8	(234.5)	2,212.3
Income from continuing operations before income taxes	134.3	31.6	165.9
Income tax expense	(40.1)	(11.9)	(52.0)
Income from continuing operations	94.2	19.7	113.9
Income (loss) from discontinued operations, net of income taxes	1.1	(19.3)	(18.2)
Net income	$95.3	$0.4	$95.7

EARNINGS PER SHARE:
Earnings from continuing operations – basic	$0.85		$1.03
Earnings from continuing operations – diluted	$0.83		$1.01
Net earnings – basic	$0.86		$0.86
Net earnings – diluted	$0.84		$0.85
Basic weighted-average common shares outstanding (in thousands)	110,932		110,932
Diluted weighted-average common shares outstanding (in thousands)	113,181		113,181

COMPREHENSIVE INCOME:
Net income	$95.3	$0.4	$95.7
Other comprehensive income (loss)	13.9	(0.4)	13.5
Comprehensive income (loss)	$109.2	$—	$109.2

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

THE PHOENIX COMPANIES, INC.

Unaudited Pro Forma Consolidated Statement of Income and Comprehensive Income

($ in millions, except share data)

	Year Ended December 31, 2005
	Historical,	Pro Forma
	as reported	adjustments	Pro Forma
REVENUES:
Premiums	$928.7	$—	$928.7
Insurance, investment management and product fees	501.7	(170.8)	330.9
Mutual fund ancillary fees and other revenue	46.5	(46.5)	—
Investment income, net of expenses	1,100.3	(1.6)	1,098.7
Net realized investment gains (losses)	34.2	—	34.2
Total revenues	2,611.4	(218.9)	2,392.5
		—
BENEFITS AND EXPENSES:		—
Policy benefits, excluding policyholder dividends	1,376.7	—	1,376.7
Policyholder dividends	364.4	—	364.4
Policy acquisition cost amortization	132.1	—	132.1
Intangible asset amortization	33.8	(31.1)	2.7
Intangible asset impairment	10.6	(10.6)	—
Interest expense on indebtedness	46.6	(0.8)	45.8
Interest expense on non-recourse collateralized obligations	29.4	—	29.4
Other operating expenses	482.8	(190.5)	292.3
Total benefits and expenses	2,476.4	(233.0)	2,243.4
Income from continuing operations before income taxes	135.0	14.1	149.1
Income tax expense	(27.1)	(6.1)	(33.2)
Income from continuing operations	107.9	8.0	115.9
Income (loss) from discontinued operations, net of income taxes	0.5	(8.8)	(8.3)
Net income	$108.4	$(0.8)	$107.6

EARNINGS PER SHARE:
Earnings from continuing operations – basic	$1.14		$1.22
Earnings from continuing operations – diluted	$1.05		$1.13
Net earnings – basic	$1.14		$1.13
Net earnings – diluted	$1.06		$1.05
Basic weighted-average common shares outstanding (in thousands)	95,045		95,045
Diluted weighted-average common shares outstanding (in thousands)	102,438		102,438

COMPREHENSIVE INCOME:
Net income	$108.4	$(0.8)	$107.6
Other comprehensive income (loss)	(117.0)	0.8	(116.2)
Comprehensive income (loss)	$(8.6)	$—	$(8.6)

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

THE PHOENIX COMPANIES, INC.

Unaudited Pro Forma Consolidated Balance Sheet

($ in millions, except share data)

	As of September 30, 2008
	Historical,	Pro Forma
	as Reported	adjustment	Pro Forma
ASSETS:
Available-for-sale debt securities, at fair value	$10,658.0	$18.5	$10,676.5
Available-for-sale equity securities, at fair value	166.3	—	166.3
Venture capital partnerships, at equity in net assets	202.2	—	202.2
Policy loans, at unpaid principal balances	2,489.9	—	2,489.9
Other investments	529.2	—	529.2
Fair value option investments	105.8	—	105.8
	14,151.4	18.5	14,169.9
Available-for-sale debt and equity securities pledged as collateral, at fair value	163.4	—	163.4
Total investments	14,314.8	18.5	14,333.3
Cash and cash equivalents	312.1	(22.5)	289.6
Accrued investment income	223.4	—	223.4
Receivables	237.8	(23.1)	214.7
Deferred policy acquisition costs	2,460.5	—	2,460.5
Deferred income taxes	319.8	(83.1)	236.7
Intangible assets	86.1	(73.1)	13.0
Goodwill	152.8	(110.8)	42.0
Other assets	229.7	(8.4)	221.3
Separate account assets	9,830.8	—	9,830.8
Total assets	$28,167.8	$(302.5)	$27,865.3

LIABILITIES:
Policy liabilities and accruals	$13,827.5	$—	$13,827.5
Policyholder deposit funds	1,576.2	—	1,576.2
Indebtedness	467.0	—	467.0
Other liabilities	691.2	(41.5)	649.7
Non-recourse collateralized obligations	247.8	—	247.8
Separate account liabilities	9,830.8	—	9,830.8
Total liabilities	26,640.5	(41.5)	26,599.0

CONTINGENT LIABILITIES

STOCKHOLDERS’ EQUITY:
Common stock, $.01 par value: 125,727,166 and 125,604,486 shares issued	1.3	—	1.3
Additional paid-in capital	2,624.3	—	2,624.3
Accumulated deficit	(390.2)	(261.0)	(651.2)
Accumulated other comprehensive loss	(528.6)	—	(528.6)
Treasury stock, at cost: 11,313,564 and 11,313,564 shares	(179.5)	—	(179.5)
Total stockholders’ equity	1,527.3	(261.0)	1,266.3
Total liabilities and stockholders’ equity	$28,167.8	$(302.5)	$27,865.3

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

THE PHOENIX COMPANIES, INC.

Notes to Unaudited Pro Forma Consolidated Financial Statements

Pro forma adjustments reflect the reclassification to discontinued operations of financial results, assets, liabilities and accumulated other comprehensive income amounts associated with Virtus, as adjusted for the retained operations of Goodwin and certain allocated expenses. They do not include the following:

•

The pro forma income statement adjustments do not give effect to separation costs incurred during the three months ended December 31, 2008, or expected to be incurred in 2009.

•

Balance sheet pro forma adjustments do not give effect to any capital contribution made during the fourth quarter of 2008 from the Company to Virtus to fund separation costs.

•

Balance sheet pro forma adjustments reflect a $33.0 million note receivable from Virtus at September 30, 2008 without giving effect to the $13.0 million paydown on that note in connection with the closing of the spin-off transaction. The pro forma adjustments exclude the fourth quarter receipt of a new $20.0 million secured note from Virtus that replaced the $20.0 million remaining principal balance on the old note.

•

Pro forma adjustments do not include any additional valuation allowance on deferred tax assets. In connection with the spin-off, the Company will perform an analysis on the realizability of these assets and may record a valuation allowance as of the spin-off date.

•

Pro forma adjustments do not include any additional impairment charges on the goodwill and intangible assets. The Company will be performing its annual impairment test of goodwill as of October 31, 2008 and again in connection with the closing of the spin-off transaction. The results of these tests may include impairment charges.